                                                             EXHIBIT (h)(37)(d)

                              AMENDMENT NO. 7 TO
                   ADMINISTRATIVE SERVICES LETTER AGREEMENT
                                     AMONG
                            OPPENHEIMERFUNDS, INC.
                                      AND
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

The Administrative Services Letter Agreement, dated as of December 1, 1999, by and between OppenheimerFunds, Inc. and American General Life Insurance Company (the "Agreement") is hereby amended as follows:

    1. Schedule B is hereby deleted in its entirety and replaced with the Schedule B attached hereto.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective: August 1, 2014

OppenheimerFunds, Inc.

By:     ______________________________________
Name:   ______________________________________
Title:  ______________________________________

American General Life Insurance Company                         [Corporate Seal]

By:     ______________________________________   Attest:  ______________________________________
Name:   ______________________________________   Name:    ______________________________________
Title:  ______________________________________   Title:   ______________________________________

                                 SCHEDULE B TO
          AMENDMENT NO. 7 TO ADMINISTRATIVE SERVICES LETTER AGREEMENT
                            (DATED AUGUST 1, 2014)
                                     AMONG
                            OPPENHEIMERFUNDS, INC.
                                      AND
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

 Separate Account                           Products
 ----------------                           --------
 American General Life Insurance Company    The One VUL Solution (SM)
 Separate Account VL-R                      Variable Life Insurance
                                            Policy Form No. 99615

                                            AG Legacy Plus
                                            Variable Life Insurance
                                            Policy Form No. 98615

                                            Platinum Investor II
                                            Variable Life Insurance
                                            Policy Form No. 97610
                                            Effective: May 1, 2003

                                            Platinum Investor III
                                            Variable Life Insurance
                                            Policy Form No. 00600
                                            Effective: May 1, 2003

                                            Platinum Investor Survivor
                                            Variable Life Insurance
                                            Policy Form No. 99206
                                            Effective: May 1, 2003

                                            Platinum Investor Survivor II
                                            Variable Life Insurance
                                            Policy Form No. 01206
                                            Effective: May 1, 2003

                                            Platinum Investor PLUS
                                            Variable Life Insurance
                                            Policy Form No. 02600
                                            Effective: May 1, 2003

                                 SCHEDULE B TO
          AMENDMENT NO. 5 TO ADMINISTRATIVE SERVICES LETTER AGREEMENT
                          (DATED SEPTEMBER 15, 2008)
                                     AMONG
                            OPPENHEIMERFUNDS, INC.
                                      AND
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                                  (CONTINUED)

 Separate Account                           Products
 ----------------                           --------
 American General Life Insurance Company    Platinum Investor FlexDirector
 Separate Account VL-R                      Variable Life Insurance
                                            Policy Form No. 03601
                                            Effective: January 15, 2004

                                            Corporate America Variable
                                            Life Insurance
                                            Policy Form No. 99301
                                            Effective: January 15, 2004

                                            Platinum Investor IV
                                            Variable Life Insurance
                                            Policy Form No. 04604
                                            Effective: January 1, 2005

                                            Platinum Investor VIP
                                            Variable Life Insurance
                                            Policy Form No. 05604
                                            Effective: February 1, 2006

                                            AIG Corporate Investor VUL
                                            Variable Life Insurance
                                            Policy Form No. 99301
                                            Effective: August 31, 2007

                                            AIG Income Advantage VUL
                                            Variable Life Insurance
                                            Policy Form No. 07704
                                            Effective: October 1, 2007

                                            AIG Protection Advantage VUL
                                            Variable Life Insurance
                                            Policy Form No. 07921
                                            Effective: February 1, 2008

                                 SCHEDULE B TO
          AMENDMENT NO. 5 TO ADMINISTRATIVE SERVICES LETTER AGREEMENT
                          (DATED SEPTEMBER 15, 2008)
                                     AMONG
                            OPPENHEIMERFUNDS, INC.
                                      AND
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                                  (CONTINUED)

                                            AIG Income Advantage Select
                                            Variable Life Insurance
                                            Policy Form No. 08704
                                            Effective: September 15, 2008

                                            AG Platinum Choice VUL
                                            Variable Life Insurance
                                            Policy Form No. 14904
                                            Effective: August 1, 2014

 Separate Account                           Products
 ----------------                           --------
 American General Life Insurance Company    Platinum Investor Immediate
 Separate Account D                         Variable
                                            Annuity
                                            Policy Form No. 03017
                                            Effective: January 1, 2005